Exhibit 99.2

Earnings Supplemental For the third quarter ended September 30, 2024

This presentation contains forward - looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21 E of the Securities and Exchange Act of 1934 , as amended (the “Exchange Act”), regarding future events and the future results of the Company that are based on current expectations, estimates, forecasts, projections about the industry in which the Company operates and the beliefs and assumptions of the management of the Company . Words such as “address,” “anticipate,” “believe,” “consider,” “continue,” “develop,” “estimate,” “expect,” “further,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” variations of such words and similar expressions are intended to identify such forward - looking statements . Such statements reflect the current views of the Company and its management with respect to future events and are subject to certain risks, uncertainties and assumptions . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward - looking statements . This presentation has been prepared by the Company based on information it has obtained from sources it believes to be reliable . Summaries of documents contained in this presentation may not be complete . The Company does not represent that the information herein is complete . The information in this presentation is current only as of September 30 , 2024 , or such other date noted in this presentation, and the Company’s business or financial condition and other information in this presentation may change after that date . The Company undertakes no obligation to update any forward - looking statements in order to reflect any event or circumstance occurring after the date of this presentation or currently unknown facts or conditions . You are urged to review and carefully consider any cautionary statements and other disclosures, including the statements under the heading “Risk Factors” and elsewhere in the Company’s filings with the Securities and Exchange Commission . Factors that may cause actual results to differ materially from current expectations include, among others : the Company’s business and investment strategy ; global conflicts, such as the war between Russia and Ukraine and the war between Israel and Hamas and market volatility resulting from such conflicts ; the ability of Chicago Atlantic REIT Manager, LLC (the “Manager”) to locate suitable loan opportunities for the Company and allocate such opportunities among the Company and affiliates with similar investment strategies, monitor and actively manage the Company’s loan portfolio and implement the Company’s investment strategy ; allocation of loan opportunities to the Company by the Manager ; the Company’s projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; the estimated growth in and evolving market dynamics of the cannabis market ; the demand for cannabis cultivation and processing facilities ; shifts in public opinion regarding cannabis ; the state of the U . S . economy generally or in specific geographic regions ; economic trends and economic recoveries ; the amount and timing of the Company’s cash flows, if any, from the Company’s loans ; the Company’s ability to obtain and maintain financing arrangements ; the Company’s leverage ; changes in the value of the Company’s loans ; the Company’s investment and underwriting process ; rates of default or decreased recovery rates on the Company’s loans ; the degree to which any interest rate or other hedging strategies may or may not protect the Company from interest rate volatility ; changes in interest rates and impacts of such changes on the Company’s results of operations, cash flows and the market value of the Company’s loans ; interest rate mismatches between the Company’s loans and the Company’s borrowings used to fund such loans ; the impact of inflation on our operating results ; the departure of any of the executive officers or key personnel supporting and assisting the Company from the Manager or its affiliates ; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; the Company’s ability to maintain the Company’s exclusion or exemption from registration under the Investment Company Act of 1940 ; the Company’s ability to qualify and maintain such qualification as a REIT for U . S . federal income tax purposes ; estimates relating to the Company’s ability to make distributions to its stockholders in the future ; the Company’s understanding of its competition ; and market trends in the Company’s industry, interest rates, real estate values, the securities markets or the economy in general . Market and Industry Data In this presentation, the Company relies on and refers to certain information and statistics obtained from third - party sources which it believes to be reliable, including reports by market research firms . The Company has not independently verified the accuracy or completeness of any such third - party information . Because the cannabis industry is relatively new and rapidly evolving, such market and industry data may be subject to significant change in a relatively short time period . Chicago Atlantic Real Estate Finance, Inc. | 2 Important Disclosure Information

▪ Commercial mortgage REIT and institutional lender to state - licensed operators in the cannabis industry. ▪ Manages a diversified portfolio of borrowers, geographies and asset types with strong real estate collateral coverage and loan - to - enterprise value ratios. ▪ Aims to provide risk - adjusted total returns for stockholders through consistent dividends and capital appreciation. ▪ Access to Sponsor’s leading cannabis lending platform as lead or co - lead arranger, and its proprietary sourcing network and direct originations team ▪ Experienced and robust origination team responsible for sourcing and closing over $2.3B in credit facilities since its inception in 2019. Chicago Atlantic Real Estate Finance, Inc. | 3 Chicago Atlantic Real Estate Finance Company Overview ~$559mm near - term pipeline under evaluation (1) $2.3B+ in loans closed since platform inception (1) 80+ cannabis loans closed across platform (1) $362.3mm outstanding loan principal (2) 18.3% gross portfolio yield (2) 1.2x real estate collateral coverage in current portfolio (2) Note: (1) As of September 30, 2024, includes potential syndications, and represents originations across Chicago Atlantic platform. (2) As of September 30, 2024, represents aggregate loan portfolio metrics.

Industry - Leading Management and Investment Team Deep Cannabis, Credit and Real Estate Expertise With Entrepreneurial Approach Peter Sack (1) Co - CEO ▪ Former Principal at BC Partners Credit, leading its cannabis practice ▪ Former private equity investor, focusing on distressed industrial opportunities ▪ MBA from University of Pennsylvania’s Wharton School of Business, BA from Yale University, and Fulbright Scholar Phil Silverman CFO ▪ Finance and accounting expert, with over 12 years of experience, focusing on financial reporting, operations, and internal controls within the asset management industry ▪ Previously served as CFO of Chicago Atlantic Group, LLC., the Company’s Sponsor, since January 2021 ▪ B.S in Finance from Indiana University and holds the CPA designation Andreas Bodmeier (1) President and CIO ▪ Underwritten over $500mm in cannabis credit transactions ▪ Former Principal of consulting firm focused on FX and commodity risk management ▪ Former Senior Advisor, U.S. Dept. of Health and Human Services ▪ PhD in Finance and MBA from Chicago Booth and MSc from Humboldt University (Berlin) John Mazarakis (1) Executive Chairman ▪ Originated over $500mm in cannabis credit transactions ▪ Developed and owns over 1mm sf of real estate across 4 states ▪ Founded restaurant group with 30 + units and 1 , 200 + employees ▪ MBA from Chicago Booth and BA from University of Delaware Tony Cappell (1) Co - CEO ▪ Debt investor with over 15 years of experience, beginning at Wells Fargo Foothill ▪ Completed over 150 deals, comprising over $5bn in total credit ▪ Former Managing Director and Head of Underwriting at Stonegate Capital ▪ MBA from Chicago Booth and BA from University of Wisconsin 1 0 0 YEA R S O F C O M B I N ED EXPER I EN C E A N D O VER $ 8 B I L L I O N I N R EA L EST A T E A ND CO M M E RCI A L CRE DI T Note: (1) Denotes member of Investment Committee Chicago Atlantic Real Estate Finance, Inc. | 4

Veteran Independent Directors Significant Public Board, REIT, Financial and Corporate Governance Expertise Michael Steiner ▪ Current investor in Chicago Atlantic ▪ Founder and President of Service Energy and Petroleum Equipment, which are engaged in distribution of petroleum products ▪ Expert in highly regulated industries ▪ BA in History from Wake Forest University and MBA from University of Delaware Donald Gulbrandsen ▪ Current investor in Chicago Atlantic ▪ Founder and CEO of Gulbrandsen Companies, a holding company for specialty chemical manufacturing companies ▪ Products sold in over 45 countries ▪ Over 900 employees in 7 facilities worldwide ▪ BS in Chemical Engineering and BA in History from Cornell University Brandon Konigsberg ▪ Former CFO at J.P. Morgan Securities and Managing Director at JPMorgan Chase ▪ Current member of board of directors of GTJ REIT, SEC - registered equity REIT ▪ Former auditor at Goldstein, Golub and Kessler ▪ CPA and BA in Accounting from University of Albany and MBA from New York University’s Stern School of Business Jason Papastavrou ▪ Lead Independent Director ▪ Founder and CIO of ARIS Capital Management ▪ Current member of board of directors of GXO Logistics (NYSE:GXO); and, previous board member of XPO Logistics (NYSE:XPO) and United Rentals (NYSE:URI) ▪ BS in Mathematics and MS and PhD in Electrical Engineering and Computer Science from MIT Fredrick C. Herbst ▪ Audit Committee Chair ▪ Former CFO of Ready Capital (NYSE:RC) and Arbor Realty Trust (NYSE:ABR), two publicly traded, commercial mortgage REITs ▪ Former Managing Director of Waterfall Asset Management ▪ Former CFO of Clayton Holdings and The Hurst Companies ▪ CPA and BA in Accounting from Wittenberg University Chicago Atlantic Real Estate Finance, Inc. | 5

Target Loan Profile Real estate financing, capital expenditure and growth/acquisition capital USES OF CAPITAL $10 - $40 million SIZE 2 - 3 years TERM Term loans and delayed draw term loans STRUCTURE Mortgage/deed of trust, stock pledge, all asset UCC - 1 lien, guarantees COLLATERAL 50 - 150 bps per month AMORTIZATION Below 60% LTV Limited license, vertically integrated operators TARGET Less than 2.0x SENIOR DEBT TO EBITDA RATIO Make - whole provisions and prepayment penalties OTHER TERMS Debt service coverage ratio, limited indebtedness, deposit account control agreements, minimum liquidity, monthly reporting requirements COVENANTS Presented for illustrative purposes only, actual loan characteristics may differ. Chicago Atlantic Real Estate Finance, Inc. | 6

Active Portfolio Management in a Declining Rate Environment Principal Outstanding with Fixed Rate or Floors at or Below Prime Rate is Increasing June 30, 2024 1 October 31, 2024 2 P RI NCI P A L O UT S T A NDI NG BY RA T E T Y P E A ND F L O O R 1 The prime rate was 8.50% as of June 30, 2024, and decreased to 8.00% during the quarter ended September 30, 2024. 2 Amounts presented as of October 31, 2024, and include portfolio activities including new purchases, sales, principal paydowns, and amendments during the period subsequent to September 30, 2024. 23.6% 68.1% 8.3% Fixed - rate Floating - rate (Floor < 8.50%) Floating - rate (Floor >= 8.50%) $383.3M 36.9% 48.2% 14.9% Fixed - rate Floating - rate (Floor < 8.00%) Floating - rate (Floor >= 8.00%) $364.7M September 30, 2024 37.2% 57.0% 5.8% Fixed - rate Floating - rate (Floor < 8.00%) Floating - rate (Floor >= 8.00%) $362.3M Chicago Atlantic Real Estate Finance, Inc. | 7 43 . 0% 31 . 9% 51.8%

Portfolio Diversification Our portfolio is diversified across operators, geographies, and asset types P RI NCI P A L O UT S T A NDI NG (1) By Loan Note: (1) As of October 31, 2024 37.6% 28.7% 33.7% Top 5 Loans Next 5 Loans Remaining Loans Top 10 Loans = 63.7% of principal outstanding Average Loan Size = 3.5% 37.2% 57.0% 5.8% Fixed - rate Floating - rate (Floor < 8.00%) Floating - rate (Floor >= 8.00%) $362.3M By Rate Type Floating Loans by Prime Rate Floor 1 0. 0% 5. 0% 1 0 .0% 1 5 .0% 2 0 .0% 2 5 .0% 0.00% 3.25% 5.50% 6.25% 7.00% 7.50% 7.75% 8.00% 8.50% Rate Floor Chicago Atlantic Real Estate Finance, Inc. | 8

Portfolio Diversification Our portfolio is diversified across operators, geographies, and asset types P RI NCI P A L O UT S T A NDI NG 1 Note: (1) As of September 30, 2024 (2) SSO = single state operator, MSO = multi - state operator. Percentage of Real Estate Collateral by State and Operator Type 2 20.0% 18.0% 16.0% 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% A Z C A C T F L IL MA MD MI MO NE NY NV OH MN OR PA WV M S O SSO 30.1% 18.8% 47.4% 3.7% Loans with Retail/Industrial collateral Loans with Retail collateral Loans with Industrial collateral Loans with no real estate collateral $362.3M By Real Estate Collateral Type 9% 7% 15% 7% 10% 8% 9% 7% 7% 12% 2% 0% 1% 2% 4% Michigan Florida Missouri P en n s y l v a n i a West Virginia Oregon California Ohio Arizona Nebraska C o nn e c t ic ut Maryland Illinois N e w Y o rk M a s s a c h u s e tt s Minnesota $362.3M Chicago Atlantic Real Estate Finance, Inc. | 9 By Location

Loan Collateral Coverage 47% loan to enterprise value and 1.2x real estate collateral coverage R EA L EST A T E C O L L A T E R A L C O VER A G E (2) 0.51 - 1.00x 1.01 - 1.50x 1.51 - 2.00x Portfolio Weighted Average (1.2x) P RI NCI P A L BY L T E V RA T I O (1) (1) Our loans to owner operators in the state - licensed cannabis industry are secured by additional collateral, including personal and corporate guarantee(s), where applicable subject to local laws and regulations. Loan to enterprise value ratio (LTEV) is calculated as total senior loan principal (pari - passu with REFI’s loan) outstanding divided by total value of collateral on a weighted average basis. (2) Expressed as percentage of total outstanding loan principal of $362.3 million as of September 30, 2024. $ - $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 $140,000,000 $160,000,000 $180,000,000 2 0%< 2 1 - 4 0% 4 1 - 6 0% 6 1 - 8 0% Portfolio Weighted Average (47.0%) > 80% 0% Chicago Atlantic Real Estate Finance, Inc. | 10 5% 1 0% 1 5% 2 0% 2 5% 3 0% 3 5% 4 0% 4 5% < .5 0 x > 2. 0 x

Portfolio Overview[1] (as of September 30, 2024)

Loan Number	Location(s)	Origination Date	Maturity Date	Principal Balance	Unfunded Commitment	Floating/Fixed Rate	Cash Rate	PIK Rate	YTM IRR[3]
1	Various	10/27/2022	10/30/2026	$ 25,354,286	-	Floating	14.50%	0.00%	17.2%
2	Michigan	1/13/2022	12/31/2024	27,030,728	-	Floating	12.50%	4.25%	18.0%
3	Various	3/25/2021	1/29/2027	21,066,738	-	Floating	18.38%	2.75%	23.2%
4	Arizona	4/19/2021	6/17/2026	6,626,809	-	Fixed	11.91%	0.00%	17.0%
5	Massachusetts	4/19/2021	4/30/2025	2,721,680	-	Floating	20.25%	0.00%	22.7%
6	Michigan	8/20/2021	1/30/2026	4,818,354	-	Fixed	15.00%	0.00%	17.7%
7	Illinois, Arizona	8/24/2021	6/30/2025	20,579,082	-	Floating	14.00%	2.00%	19.4%
8	West Virginia	9/1/2021	12/31/2025	8,491,943	-	Fixed	10.00%	0.00%	15.0%
9	Pennsylvania	9/3/2021	6/30/2024	16,402,488	-	Floating	18.75%	3.00%	16.3%
11[2]	Maryland	9/30/2021	10/4/2024	33,824,509	-	Floating	16.75%	2.00%	22.0%
12	Various	11/8/2021	4/30/2025	8,676,876	-	Floating	15.00%	0.00%	19.6%
16	Florida	12/30/2021	8/31/2025	6,557,500	-	Fixed	16.75%	0.00%	33.1%
18	Ohio	2/3/2022	12/31/2025	23,639,667	-	Floating	9.75%	5.00%	16.6%
19	Florida	3/11/2022	12/31/2025	19,029,907	-	Fixed	11.00%	5.00%	16.5%
20	Missouri	5/9/2022	5/30/2025	17,111,787	-	Fixed	11.00%	2.00%	14.7%
21	Illinois	7/1/2022	7/29/2026	6,718,164	-	Floating	15.00%	2.00%	23.4%
23	Arizona	3/27/2023	3/31/2026	1,680,000	-	Floating	15.50%	0.00%	18.7%
24	Oregon	3/31/2023	9/27/2026	660,000	-	Floating	18.50%	0.00%	21.5%
25	New York	8/1/2023	6/29/2036	25,849,894	-	Fixed	15.00%	0.00%	16.6%
26	Connecticut	8/31/2023	4/30/2026	6,450,000	-	Fixed	14.00%	0.00%	19.0%
27	Nebraska	8/15/2023	6/30/2027	13,000,000	-	Floating	14.50%	0.00%	16.1%
28	Ohio	9/13/2023	3/13/2025	2,466,705	-	Fixed	15.00%	0.00%	17.4%
29	Illinois	10/11/2023	10/9/2026	2,025,634	-	Fixed	11.40%	1.50%	14.7%
30	Missouri, Arizona	12/20/2023	12/31/2026	19,600,000	-	Floating	16.25%	0.00%	18.7%
31	California, Arizona	1/3/2024	5/3/2026	6,680,000	-	Floating	17.25%	0.00%	18.6%
32	Nevada	4/15/2024	8/15/2027	-	6,000,000	Floating	15.00%	0.00%	17.7%
33	Minnesota	5/20/2024	5/28/2027	1,152,000	-	Fixed	12.00%	0.00%	12.9%
34	Arizona	6/17/2024	5/29/2026	10,000,000	-	Fixed	11.91%	0.00%	12.8%
35	California	8/23/2024	8/23/2027	24,071,029	-	Fixed	12.00%	3.00%	16.3%
				$ 362,285,780	**$6,000,000**	**62.8% / 37.2%**	**14.2%**	**1.8%**	**18.3%**

Weighted average yield to maturity of

~18.3%

[1] Refer to page 8 (Note 3) of the Company's interim financial statements on Form 10-Q as of and for the periods ended September 30, 2024, for supplemental footnote disclosures.

2 As of September 30, 2024, $6.0 million of Loan #11 has been classified as held for sale, at fair value on the consolidated balance sheet (Note 4).

[3] Estimated YTM, calculated on a weighted average principal basis, includes a variety of fees and features that affect the total yield, which may include, but is not limited to, OID, exit fees, prepayment fees, unused fees and contingent features. OID is recognized as a discount to the funded loan principal and is accreted to income over the term of the loan. The estimated YTM calculations require management to make estimates and assumptions, including, but not limited to, the timing and amounts of loan draws on delayed draw loans, the timing and collectability of exit fees, the probability and timing of prepayments and the probability of contingent features occurring. For example, certain credit agreements contain provisions pursuant to which certain PIK interest rates and fees earned by us under such credit agreements will decrease upon the satisfaction of certain specified criteria which we believe may improve the risk profile of the applicable borrower. To be conservative, we have not assumed any prepayment penalties or early payoffs in our estimated YTM calculation. Estimated YTM is based on current management estimates and assumptions, which may change. Actual results could differ from those estimates and assumptions.

CHICAGO ATLANTIC REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 11

Distributable Earnings and Dividends 1 1 Distributable earnings per share based on basic weighted average common shares outstanding at the end of each respective quarter. $ - $ 0 .10 $ 0 .20 $ 0 .30 $ 0 .40 $ 0 .50 $ 0 .60 $ 0 .70 Q4 2021 Q1 2022 Q2 2022 Q1 2024 Q2 2024 Q3 2024 Q3 2022 Q4 2022 Q1 2023 Q2 2023 FD Distributable Earnings per Share Regular Dividend Q3 2023 Q4 2023 Special Dividend Chicago Atlantic Real Estate Finance, Inc. | 12

The Cannabis Landscape in the U.S.
Where Chicago Atlantic Sees Timely Opportunities

LACK OF TRADITIONAL FINANCING

Banks generally don't lend to firms in this industry, allowing higher interest rates, attractive collateral, and lender-friendly covenants.

HIGH BARRIERS TO ENTRY

Each state has unique investment characteristics, supply and demand dynamics, and legal frameworks, requiring sophisticated understanding of the industry and strong underwriting expertise.

LOW CORRELATIONS TO TRADITIONAL MARKETS

The medical cannabis market behaves like the pharmaceutical market, and the recreational cannabis market behaves like tobacco and alcohol markets, both exhibiting low correlation with traditional markets.

FOCUS ON LIMITED LICENSE STATES

Limited license states have limited competition, lucrative license values, high wholesale prices, and less black-market presence.

THE CANNABIS INDUSTRY PRESENTS A UNIQUE OPPORTUNITY TO GENERATE ALPHA AND OUTSIZED RISK ADJUSTED RETURNS

CHICAGOATLANTIC
REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 13

The Cannabis Landscape in the U.S. (cont’d) How the landscape changed over past 5 years 2019 2024 Sources: 1 - https://mjbizdaily.com/map - of - us - marijuana - legalization - by - state / . 2 - Statista 3 - MJBiz Factbook 2024 x Legal in 40 states and the District of Columbia 1 x Medical use only: 16 states x Recreational/Medical use: 24 states & District of Columbia x Industry revenue estimated at $32B in 2024 3 Legalized recreational and medical use Legalized medical use only No regulated use x Legal in 35 states and the District of Columbia 1 x Medical use only: 25 states x Recreational/Medical use: 10 states & District of Columbia x Industry revenue at $19.3B 2 Chicago Atlantic Real Estate Finance, Inc. | 14

$20.7 $24.3 $28.5 $32.0 $37.8 $40.5 $43.6 $11.4 $12.0 $12.3 $12.6 $13.2 $13.7 $14.4 202 4 202 5 202 6 202 7 Adult - Use Sales 202 8 202 9 203 0 Medical Sales $32 . 1 $36 . 3 $40 . 8 $45 . 5 $51 . 0 $54 . 2 The U.S. cannabis industry is estimated to be $32B in top - line retail revenue in 2024 and is projected to grow to $58B by 2030 1 : $58.0 The Cannabis Industry: Size of Opportunity and Growth Projections Sources: 1 - MJBiz Factbook 2024; ($ in billions). 2 - S&P Capital IQ and Company Filings of the 20 largest cannabis companies (ranked by market capitalization); equity and debt figures are as of 12/31/23. 3 – As of September 30, 2024 Assuming the cannabis market enterprise value at 1x revenue, and a 35% debt to 65% equity capital structure 2 , the current value of the U.S. cannabis debt market can be estimated to be approximately $11B . With our closed cannabis loans to date of $1.9B 3 , Chicago Atlantic roughly represents approximately 17% of the current U.S. cannabis debt market share . With the projected industry size of $58B in retail sales by 2030 , and assuming Chicago Atlantic maintains its current debt market share of 17%, the Chicago Atlantic private credit opportunity could grow to nearly $3.5B . Chicago Atlantic Real Estate Finance, Inc. | 15

Competitive Investment Landscape

COMPETITORS: GROUPS

- Mortgage REITs
- BDCs
- Sale/ Leaseback REITs
- Cannabis-Focused Lenders
- Community Banks

COMPETITIVE ADVANTAGES

Shorter loan durations	Greater diversification
Lower LTVs	Deal leads
Ability to upsize	Close relationships with management teams
We negotiate the deal	REIT shares 50% of the origination fee
Underwrite enterprise value in the borrowers	Our borrower's only source of debt

CHICAGOATLANTIC
REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 16

Comprehensive Investment Process

1 SOURCE AND REVIEW

OVERVIEW

- Direct Origination
- Brand Recognition
- Ability to Act Timely
- Efficient Deal Process
- Relationships with PE Sponsors
- In-depth Knowledge

2 SCREENING

GEOGRAPHY / INDUSTRY

- Focus primarily on U.S. borrowers
- (Local) industry dynamics
- Diversification / concentration vs. existing loan portfolio

FINANCIALS / OPERATIONS

- Historical financial statements / tax returns
- Projects of the business and financials
- Current Capitalization
- Investor decks for equity raises
- Operational metrics vs industry peers

COLLATERAL

- Real Estate, Stock Pledges, equipment, receivables and inventory
- Market comparable for liquidation
- In-place and to-be-acquired collateral
- External collateral available for credit enhancement

TRANSACTION STRUCTURE

- Covenant packages
- Floating rate with Prime or SOFR floor
- Term and pre-payment fees
- Fixed annual amortization plus excess cash-flow recapture

3 UNDERWRITING

PRICE / STRUCTURE

- Determine pricing and structure relative to underlying fundamentals without compromising on “zero loss” mentality

MARKET STUDY / BUSINESS REVIEW

- Evaluate borrower’s business strategy and market conditions

FINANCIAL MODELING / SENSITIVITY ANALYSIS

- Core drivers of business / downside scenarios
- Serves as foundation for covenant creation

FULL COVENANT PACKAGE ASSESSMENT

- Leverage, EBITDA, fixed charge coverage, minimum cash, etc.

CUSTOMER CALLS / BACKGROUND CHECKS

- Understand success of the company and ability of management team

MANAGEMENT AND ONSITE MEETINGS

- Ability to further understand company and team

COLLATERAL APPRAISALS AND ASSET VERIFICATIONS

- Assess value of the assets and whether they exist

FINANCIAL STATEMENT, BANKING, AND TAX REVIEW

- Determine quality of earnings, after-tax cash flows and reporting requirements/capabilities

Note: This summary of our process is for illustrative purposes only as actual process may differ from time to time, as appropriate to the investment considered.

CHICAGOATLANTIC REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 17

Comprehensive Investment Process (cont'd)

4 STRUCTURING

CAPITAL PRESERVATION
- Typically, a first lien on the borrower's assets, pledge of company stock, and validity guaranty
- Loans have covenants designed to provide the ability for early intervention

PREDICTABLE EXIT STRATEGY
- Fixed amortization and excess cash-flow recapture structured to ensure repayment without capital markets exit

RETURN ENHANCEMENT
- Additional yield generation through PIK interest, success fees, and prepayment fees, and make-whole protections.

CONSERVATIVE STRUCTURE
- Conservative leverage and loan-to-value ratios with significant equity support
- Amortization features and excess cash-flow recapture for de-risking over life of loan

STRONG CURRENT INCOME
- Contractual coupon and fees negotiated in loan terms
- Floating interest rate loans

RECEIVE INVESTMENT COMMITTEE APPROVAL

5 MONITORING

REGULAR REPORTING BY BORROWERS
- Monthly reporting of financial and operational metrics by our borrowers provides an "early warning" approach to portfolio monitoring

REGULAR INTERNAL MEETINGS
- Monthly tear sheet credit analysis including covenant compliance and forward-looking covenant default risk analysis prepared for investment committee
- Proprietary and customized analytics for each portfolio company

INTERNAL CREDIT RATINGS
- Ratings assigned between 1 and 5 at quarterly portfolio review and will determine corrective action
- Covenant defaults allow for the implementation of corrective actions and a re-set of economics to compensate for an increased risk profile

QUARTERLY VALUATIONS
- Valuations underlying CECL reserves are performed with input from third-party valuation specialists, and in accordance with the Manager's valuation policy

Note: This summary of our process is for illustrative purposes only as actual process may differ from time to time, as appropriate to the investment considered.

CHICAGOATLANTIC
REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 18

Loan Origination Pipeline

Driven by proprietary deal sourcing

Over 1,000 **Qualified** Deals Sourced and Reviewed

Total current active pipeline of **~$559mm** across **39** potential borrowers[1]

$37.4mm[2]
Term Sheets Executed

- Continued cannabis legalization at the state level creates a new influx of opportunities
- Increase in M&A activity in cannabis verticals requires additional debt financing
- Robust set of profitable operators and refinancing opportunities
- Continued pull back of banks in the lower and middle market creating a longer-term opportunity in non-cannabis



Note:
(1) As of September 30, 2024, includes potential syndications, and represents origination opportunities across Chicago Atlantic platform.
(2) As of September 30, 2024, reflects executed term sheets for investments that the Company is expected to participate.

CHICAGOATLANTIC
REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 19

Financial Overview For the third quarter ended September 30, 2024 A ppend ix Chicago Atlantic Real Estate Finance, Inc. | 20

Consolidated Balance Sheets Chicago Atlantic Real Estate Finance, Inc. | 21 December 31, 2023 September 30, 2024 (unaudited) Assets 337,238,122 $ 338,270,022 $ Loans held for investment 16 , 402 , 488 16 , 402 , 488 Loans held for investment - related party (Note 8) 353 , 640 , 610 354 , 672 , 510 Loans held for investment, at carrying value (4,972,647) ( 4 , 090 , 950 Current expected credit loss reserve 348 , 667 , 963 350 , 581 , 560 Loans held for investment at carrying value, net - 6,000,000 Loans held for sale - related party, at fair value (Note 8) 7,898,040 6,760,433 Cash and cash equivalents 705,960 614,762 Other receivables and assets, net 1,004,140 484,361 Interest receivable 107,225 1,471,621 Related party receivables 842 , 269 - Debt securities, at fair value 359,225,597 $ 365,912,737 $ Total Assets Liabilities 66,000,000 54,000,000 $ Revolving loan 13,866,656 9,267,714 Dividend payable 2,051,531 1,570,544 Related party payables 3,243,775 1,669,116 Management and incentive fees payable 1,135,355 1,357,718 Accounts payable and other liabilities 1 , 074 , 889 2 , 580 , 887 Interest reserve 87 , 372 , 206 70 , 445 , 979 Total Liabilities Commitments and contingencies (Note 9) Stockholders' equity 181,972 196,345 Common stock, par value $0.01 per share, 100,000,000 shares authorized, and 19,634,482 and 18,197,192 shares issued and outstanding, respectively 277,483,092 299,721,916 Additional paid - in - capital (5,811,673) ( 4 , 451 , 503 Accumulated deficit 271 , 853 , 391 295 , 466 , 758 Total stockholders' equity 359,225,597 $ 365,912,737 $ Total liabilities and stockholders' equity

Consolidated Statements of Operation Chicago Atlantic Real Estate Finance, Inc. | 22 ) ) For the nine months ended September 30, 2023 For the nine months ended September 30, 2024 Th ree m o n t hs ended September 30, 2023 Th ree m o n t hs ended September 30, 2024 Revenues 46,369,976 $ 46,624,842 $ 15,183,450 $ 16,258,744 $ Interest income (4,062,365) (5,742,333) ( 1 , 449 , 143 ( 1 , 799 , 351 Interest expense 42 , 307 , 611 40 , 882 , 509 13 , 734 , 307 14 , 459 , 393 Net interest income Expenses 5,539,059 5,198,738 1,601,387 1,669,116 Management and incentive fees, net 3,833,733 3,898,864 1,251,307 1,254,062 General and administrative expense 1,598,376 1,327,659 491,107 468,652 Professional fees 942,605 2,213,150 540,426 845,524 Stock based compensation 1,193,880 ) (884,789) ( 41 , 351 ( 989 , 597 (Decrease) increase in provision for current expected credit losses 13 , 107 , 653 11 , 753 , 622 3 , 842 , 876 3 , 247 , 757 Total expenses 112,767 ) ( 75 , 604 85 , 567 - Change in unrealized gain on debt securities, at fair value 72 , 428 - - Realized gain on debt securities, at fair value 29 , 312 , 725 29 , 125 , 711 9 , 976 , 998 11 , 211 , 636 Net Income before income taxes - - - Income tax expense 29,312,725 $ 29,125,711 $ 9,976,998 $ 11,211,636 $ Net Income Earnings per common share: $ 1.53 $ 0.55 $ 0.57 $ Basic earnings per common share $ 1.49 $ 0.54 $ 0.56 $ Diluted earnings per common share Weighted average number of common shares outstanding: 18,052,293 19,094,462 18,175,467 19,625,190 Basic weighted average shares of common stock outstanding 18,269,171 19,531,691 18,562,930 20,058,417 Diluted weighted average shares of common stock outstanding

Reconciliation of Distributable Earnings and Adjusted Distributable Earnings to GAAP Net Income Chicago Atlantic Real Estate Finance, Inc. | 23 Nine months ended Nine months ended Three months ended Three months ended September 30, 2023 September 30, 2024 September 30, 2023 September 30, 2024 $ 29,125,711 $ 9,976,998 $ 11,211,636 $ Net Income Adjustments to net income 2,213,150 540,426 845,524 Stock based compensation 182,593 146,676 91,678 Amortization of debt issuance costs ) (884,789) (41,351) (989,597 (Decrease) increase in provision for current expected credit losses 75,604 ) (85,567 - Change in unrealized gain on debt securities, at fair value ) ( 72 , 428 - - Realized gain on debt securities, at fair value $ 30,639,841 $ 10,537,182 $ 11,159,241 $ Distributable Earnings - - - Adjustments to Distributable Earnings $ 30,639,841 $ 10,537,182 $ 11,159,241 $ Adjusted Distributable Earnings 19,094,462 18,175,467 19,625,190 Basic weighted average shares of common stock outstanding (in shares) $ 1.61 $ 0.58 $ 0.57 $ Adjusted Distributable Earnings per Weighted Average Share 19,531,691 $ 18,562,930 $ 20,058,417 $ Diluted weighted average shares of common stock outstanding (in shares) $ 1.57 $ 0.57 $ 0.56 $ Adjusted Distributable Earnings per Weighted Average Share

About CHICAGOATLANTIC

CHICAGOATLANTIC
REAL ESTATE FINANCE

INCEPTION	The Sponsor is a credit-focused investment firm founded in 2019 REFI completed its IPO in December 2021
SIZE	✓ Sponsor assets under management: $1.6B(1)(2) ✓ One of the largest institutional lenders in the cannabis space
TEAM	80+ professionals, including over 30 investment professionals
INVESTMENT PRINCIPLES	Seeking attractive returns, preservation of capital and income generation predominantly through cannabis investment opportunities that are overlooked or underserved by conventional capital providers
PERFORMANCE	✓ Annualized dividend yield of approximately 12-14%, distributed quarterly ✓ No loss of principal since credit strategy inception
EXTERNAL MANAGER AND AGREEMENT	✓ Chicago Atlantic REIT Manager, LLC, a subsidiary of Chicago Atlantic Group, LP ✓ Management fee of 1.5% of Equity, with 50% pro-rata origination fee offset ✓ Incentive fee of 20% of Core Earnings, with 8% hurdle rate and no catch-up
LOCATIONS	Chicago, Miami, and New York

1 - Assets under management represent total committed investor capital, total available leverage including undrawn capital, and capital invested by co-investors and managed by the firm.
2 - As of June 30, 2024.

Chicago Atlantic Real Estate Finance, Inc. | 24